STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 005 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 392,060,794	$ 356,135,387
Receivables:
Employer contributions	4,827,920	4,391,680
Participant contributions	116,010	138,874
Notes receivable from participants	4,855,539	4,308,707
Total receivables	9,799,469	8,839,261
Total assets	401,860,263	364,974,648
Net assets available for benefits	$ 401,860,263	$ 364,974,648